Fees Summary	Jun. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 344,999,967.00
Previously Paid Amount	0.00
Total Fee Amount	52,819.49
Total Offset Amount	0.00
Net Fee	$ 52,819.49
Final Prospectus	false